SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  March 9, 1998
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                              R.F. Management Corp.
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             (Exact name of registrant as specified in its charter)

                                    New York
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                (State or other jurisdiction of incorporation)

         0-26488                                        22-3318886
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(Commission File Number)                       (IRS Employer Identification No.)

 95 Madison Avenue, Suite 301, Morristown, N.J.            07960
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(Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code
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                                 (201) 538-9955

                                       N/A
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         (Former name of former address, if changed since last report)

Item 1.  Changes in Control of Registrant
                    N/A

Item 2.  Acquisition of Disposition
                    N/A

Item 3.  Bankruptcy or Receivership
                    N/A

Item 4.  Changes in Registrant's Certifying Accountant

      (a) On March 9, 1998, the Company dismissed Weinick Sanders Leventhal & Co., LLP, located at 1515 Broadway, New York, New York 10036.

      (b) In connection with the recent fiscal year and subsequent interim period preceding Weinick Sanders Leventhal & Co., LLP's, dismissal there were disagreements with Weinick Sanders Leventhal & Co., LLP, on matters of auditing scope and procedure. These disagreements include: Management has not revaluated the carrying value of its goodwill arising from operating entities that sustained substantial loses since their Acquisition; Audited financial statements for a material Acquisition for the prior two (2) years are unavailable; Assets of a material subsidiary are no longer in control by the company; Unable to obtain independent verifications of the amount of and existence of material receivables from a party with whom the Company is involved in litigation. As a result of these above issues, which also limited our audit scope, Weinick Sanders Leventhal & Co., would of had to disclaim an opinion on the regristrants' financial statement unless all such issues were resolved in an acceptable manner. These disagreements were not resolved to the former accountant's satisfaction.

      (c) Weinick Sanders Leventhal & Co., LLP's report on the financial statements for the past year did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified.

      (d) The Company has requested that Weinick Sanders Leventhal & Co., LLP furnish them with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the statements made by the Company in response to this item, and if not, stating the respects in which they do not agree.

      (e) The decision to dismiss the accountants was recommended and approved by the Board of Directors.

Item 5. Other Events
            N/A

Item 6.  Resignation of Registrant's Directors
            N/A

Item 7.  Financial Statements and Exhibits

      a.  Financial statements of businesses acquired.
                        N/A
      b.  Pro forma financial information.
                       N/A
      c.  Exhibits.

            Attached hereto as Exhibit 1, is a copy of Weinick Sanders Leventhal & Co., LLP letter addressed to the Commission stating that they agree with the statements made by the Company.

                                        SIGNATURES

                                        R.F. Management Corp.
                                        ------------------------------
                                        (Registrant)



Date: March 9, 1998                     By: /s/ Wayne Miller
                                            --------------------------
                                            Wayne Miller, President